UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2020

SWISHER HYGIENE INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction
of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

350 East Las Olas Boulevard Suite 1600 Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)

(203) 682-8331
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.
Other Events.

Dissolution Update.

On May 27, 2016, Swisher Hygiene Inc. (the “Company”) filed a certificate of dissolution in the State of Delaware and has since engaged in the Delaware long-form dissolution procedures set forth in Section 280 of the General Corporation Law of the State of Delaware (the “DGCL”).

On May 6, 2019, the Company filed a motion with the Court of Chancery of the State of Delaware (the “Delaware Court”), to continue its corporate existence which was set to expire on May 27, 2019, for the purpose of disposing of the remaining claims against the Company and completing the process of winding up its business and affairs, including interim and final distributions to stockholders. The Delaware Court granted the Company’s motion and extended the Company’s corporate existence to September 30, 2019. On August 13, 2019, the Company again moved to continue its corporate existence for the same purposes. The Delaware Court granted the Company’s motion and extended the Company’s existence until March 31, 2020. On March 9, 2020, the Company again moved to continue its corporate existence for the same purposes. On March 10, 2020, the Delaware Court granted the Company’s motion and extended the Company’s existence until September 31, 2020. On June 12, 2020, the Delaware Court granted the Company’s motion for an interim distribution of not more than $10.0 million, which was paid on July 15, 2020 to the Company’s stockholders of record as of June 29, 2020. In the same ruling, the Delaware Court set reserves of approximately $6.9 million for two remaining claims against the Company while the merits of their claims are being determined, and denied all remaining claims presented to it for consideration. On September 17, 2020, the Company moved to continue its corporate existence for the same purposes, and the Delaware Court granted the Company’s motion and extended the Company’s existence until December 31, 2020.

The Company continues in its efforts to resolve the two remaining claims against it, but in the event additional time to complete the winding up process becomes necessary, the Company will petition the Delaware Court to continue the Company’s existence beyond December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: September 22, 2020	By:	/s/ Richard L. Handley
Richard L. Handley
Chairman, President and Secretary